Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of September 15, 2014 and effective in accordance with Section 3 below, by and among WAUSAU PAPER CORP., a Wisconsin corporation (“Wausau Paper”), WAUSAU TIMBERLAND COMPANY, LLC, a Wisconsin limited liability company (“Wausau Timberland”), WAUSAU PAPER MILLS, LLC, a Wisconsin limited liability company (“Wausau Mills”), WAUSAU PAPER TOWEL & TISSUE, LLC, a Wisconsin limited liability company (“Wausau Towel & Tissue”), THE SORG PAPER COMPANY, an Ohio corporation (“Sorg”), THE MIDDLETOWN HYDRAULIC COMPANY, an Ohio corporation (“Middletown”, and together with Wausau Paper, Wausau Timberland, Wausau Mills, Wausau Towel & Tissue and Sorg, collectively, “Borrowers”), the Lenders signatory hereto and BANK OF AMERICA, N.A., a national banking association, as administrative agent (the “Agent”) for the Lenders party to the Credit Agreement referred to below.

BACKGROUND

The Borrowers, the Lenders and the Agent are parties to the Credit Agreement dated as of July 30, 2014 (as amended hereby and as previously and further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrowers have requested that the Agent and the Lenders amend certain provisions of the Credit Agreement as more specifically set forth herein.

Subject to the terms and conditions set forth herein, the Agent and each of the Lenders are willing to accommodate the Borrowers’ request.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.

Capitalized Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.

Amendment.  On the First Amendment Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:

(a)

The definitions of “Existing Letter of Credit”, “Issuing Bank” and “Letter of Credit” set forth in Section 1.1 of the Credit Agreement are hereby respectively amended and restated in their entirety to read as follows:

Existing Letters of Credit: collectively, (a) that certain letter of credit numbered 3118186 issued by Bank of America in favor of the Ohio Bureau of Workers’ Compensation and (b) the Existing BMO Letter of Credit.

Issuing Bank: (a) with respect to all Letters of Credit other than the Existing BMO Letter of Credit, Bank of America or any Affiliate of Bank of America, or any replacement issuer appointed pursuant to Section 2.2.4 and (b) solely with respect to the Existing BMO Letter of Credit, BMO.

Letter of Credit: any standby or documentary letter of credit, foreign guaranty, documentary bankers acceptance or similar instrument issued by Issuing Bank for the account or benefit of a Borrower or Affiliate of a Borrower (including the Existing Letters of Credit).

(b)

Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the proper alphabetical order:

Existing BMO Letter of Credit: that certain letter of credit issued by BMO in favor of the Kentucky Economic Development Finance Authority, Cabinet for Economic Development, Old Capitol Annex, 300 West Broadway, Frankfort, KY 40601 and City of Harrodsburg, Kentucky, 208 South Main Street, Harrodsburg, KY 40330, as beneficiaries, in support of a $500,000 grant for the benefit of Wausau Towel & Tissue.

First Amendment: that certain First Amendment to the Credit Agreement dated as of the First Amendment Effective Date by and among the Loan Parties, the Lenders and Agent.

First Amendment Effective Date: September 15, 2014.

(c)

Section 2.2.1(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)

(i) By their execution of this Agreement, the parties hereto agree that on the Closing Date (without any further action by any Person), the Existing Letters of Credit (other than the Existing BMO Letter of Credit) shall be deemed to have been issued under this Agreement and the rights and obligations of the Issuing Bank and the account party thereunder shall be subject to the terms hereof and (ii) by their execution of the First Amendment, the parties to this Agreement agree that on the First Amendment Effective Date (without any further action by any Person), the Existing BMO Letter of Credit shall be deemed to have been issued under this Agreement and the rights and obligations of the Issuing Bank and the account party thereunder shall be subject to the terms hereof.

(c)

Schedule 9.2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

None.

3.

Conditions to Effectiveness.  Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective as of the date hereof (the “First Amendment Effective Date”):

(a)

the Agent shall have received counterparts of this Amendment executed by the Agent, the Lenders and the Loan Parties;

(b)

the Loan Parties shall have paid all fees and expenses to be paid to Agent and Lenders in connection with this Amendment and the deliverables described in this Section 3; and

(c)

the Agent shall have received such other instruments, documents and certificates as the Agent shall reasonably request in connection with the execution of this Amendment.

4.

Effect of the Amendment; Loan Document.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.  This Amendment is a Loan Document, and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

5.

Representations and Warranties/No Default.  By its execution hereof,

(a)

each Loan Party hereby certifies, represents and warrants to the Agent and the Lenders that after giving effect to the amendments set forth in Section 2 above, (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) no Default or Event of Default has occurred or is continuing;

(b)

each Loan Party hereby certifies, represents and warrants to the Agent and the Lenders that:

(i)

it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)

this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

6.

Reaffirmations.  Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of the Borrowers or any other Loan Party under, or release such Person from any obligations under, the Credit Agreement or any other Loan Document to which it is a party, (b) confirms and reaffirms its obligations and the obligations of the other Loan Parties under the Credit Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement and each other Loan Document to which it or any other Loan Party is a party remain in full force and effect and are hereby ratified and confirmed.

7.

Costs and Expenses.  The Loan Parties agree to pay to the Agent on demand all reasonable and documented out-of-pocket fees, charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of counsel for the Agent.

8.

Further Assurances. The Loan Parties agree to, execute and deliver in form and substance satisfactory to the Agent such further documents, instruments, amendments, financing statements and to take such further action, as may be necessary from time to time to perfect and maintain the liens and security interests created by the Loan Documents.

9.

Headings.  The headings and captions of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

10.

Electronic Transmission.  A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

11.

APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

LOAN PARTIES:

WAUSAU PAPER CORP.,

as a Borrower and Borrower Agent

By:  /s/SHERRI L. LEMMER

Title:  Senior Vice President & Chief Financial Officer

Address:  100 Paper Place, Mosinee, WI  54455

WAUSAU TIMBERLAND COMPANY, LLC,

as a Borrower

By:  /s/SHERRI L. LEMMER

Title:  Senior Vice President & Chief Financial Officer

WAUSAU PAPER MILLS, LLC,

as a Borrower

By:  /s/SHERRI L. LEMMER

Title:  Senior Vice President & Chief Financial Officer

WAUSAU PAPER TOWEL & TISSUE, LLC,

as a Borrower

By:  /s/SHERRI L. LEMMER

Title:  Senior Vice President & Chief Financial Officer

THE SORG PAPER COMPANY,

as a Borrower

By:  /s/SHERRI L. LEMMER

Title:  Senior Vice President & Chief Financial Officer

THE MIDDLETOWN HYDRAULIC COMPANY,

as a Borrower

By:  /s/SHERRI L. LEMMER

Title:  Senior Vice President & Chief Financial Officer

[Signature Page to First Amendment]

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Agent and a Lender

By:  /s/MICHAEL FINE

Name:  Michael Fine

Title:  Senior Vice President

[Signature Page to First Amendment]

BMO HARRIS BANK, N.A.,

as a Lender

By:  /s/TERRENCE MCKENNA

Name:  Terrence McKenna

Title:  Vice President

[Signature Page to First Amendment]